1 NYSE: STT October 15, 2024 Exhibit 99.3

3Q24 highlights

All comparisons are to corresponding prior year period unless otherwise noted

Financial performance

- EPS of **$2.26**, up 81%; up 17% ex-notable items[A]
- Total revenue of **$3.3B**, up 21%; up 9% ex-notable items[A]
  - Fee revenue **up 11%**; up 7% ex-notable items, reflecting broad-based strength across the franchise[A]
  - NII **up 16%**, largely due to higher investment securities yields and loan growth, partially offset by deposit mix shift
- Total expenses of **$2.3B**, up 6%, with business investments and revenue-related costs partially offset by productivity savings
- Pre-tax margin of **28.4%**; ROE of **12.0%**; ROTCE of **19.3%**[A]
- Operating leverage of 15.2%pts; **3.3%pts** ex-notable items; Fee operating leverage of 4.9%pts; **1.5%pts** ex-notable items[A]

Business momentum

Investment Servicing

- **Record** AUC/A of **$46.8T** at quarter-end; AUC/A wins of **$466B** and AUC/A yet to be installed of **$2.4T**[1]
- New servicing fee revenue wins of **$84M** primarily related to Back office wins[2]
- Reported **2** new State Street Alpha® mandates, resulting in **5** YTD Alpha wins[1]

Investment Management

- **Record** AUM of **$4.7T** at quarter-end
- **Record $100B** of total net inflows, driven by **record Cash inflows** and strength across the ETF and Institutional businesses[1]

Markets & Financing Awards

- Named **Best FX Bank for Client Service**, **Best FX Bank for Research**, **Best FX Trading Technology Solution** and **Best Technology Provider for FX Data Management** in the Euromoney 2024 FX Awards[3]

Balance sheet and capital

- CET1 ratio of **11.6%** and State Street Bank and Trust LCR of **129%** at quarter end[4,5]
- Returned **$674M** to common shareholders, including **$450M** of share repurchases and **$224M** of declared dividends
  - **~100% total payout ratio**[6]

[A] These are non-GAAP presentations; refer to the Appendix for a reconciliation of ex-notable items and further explanations of non-GAAP measures.
Refer to the Appendix included with this presentation for endnotes 1 to 27.

2 STATE STREET

Summary of 3Q24 financial results

Financial results

(GAAP; $M, except EPS data, or where otherwise noted)	Quarters 3Q23	2Q24	3Q24	%Δ 2Q24	3Q23
Revenue:					
Servicing fees	1,234	1,239	1,266	2	3
Management fees	479	511	527	3	10
Foreign exchange trading services	313	336	374	11	19
Securities finance	103	108	116	7	13
Software and processing fees	188	214	208	(3)	11
Other fee revenue	44	48	125	nm	nm
Total fee revenue	**2,361**	**2,456**	**2,616**	**7**	**11**
Net interest income	**624**	**735**	**723**	**(2)**	**16**
Other income	(294)	-	(80)	nm	73
Total revenue	**$2,691**	**$3,191**	**$3,259**	**2%**	**21%**
Provision for credit losses	**-**	**10**	**26**	**nm**	**nm**
Total expenses	**$2,180**	**$2,269**	**$2,308**	**2%**	**6%**
Net income before income taxes	**$511**	**$912**	**$925**	**1%**	**81%**
Net income	**$422**	**$711**	**$730**	**3%**	**73%**
Diluted earnings per share	**$1.25**	**$2.15**	**$2.26**	**5%**	**81%**
Return on average common equity	**7.3%**	**11.9%**	**12.0%**	**0.1%pts**	**4.7%pts**
Return on average tangible common equity[A]	**12.0%**	**19.3%**	**19.3%**	**-**	**7.3%pts**
Pre-tax margin	**19.0%**	**28.6%**	**28.4%**	**(0.2)%pts**	**9.4%pts**
Tax rate	**17.4%**	**22.1%**	**21.1%**	**(1.0)%pts**	**3.7%pts**
Ex-notable items, non-GAAP[A]:					
Total revenue	*$2,985*	*$3,191*	*$3,259*	*2%*	*9%*
Total expenses	*$2,180*	*$2,269*	*$2,308*	*2%*	*6%*
EPS	*$1.93*	*$2.15*	*$2.26*	*5%*	*17%*
Return on average common equity	*11.2%*	*11.9%*	*12.0%*	*0.1%pts*	*0.8%pts*
Return on average tangible common equity	*18.4%*	*19.3%*	*19.3%*	*-*	*0.9%pts*
Pre-tax margin	*27.0%*	*28.6%*	*28.4%*	*(0.2)%pts*	*1.4%pts*
Tax Rate	*20.9%*	*22.1%*	*21.1%*	*(1.0)%pts*	*0.2%pts*

[A] These are non-GAAP presentations; refer to the Appendix for further explanations of non-GAAP measures and for endnotes 1 to 27.

Notable items

($M, except EPS data)	Quarters[A] 3Q23	2Q24	3Q24
Investment portfolio repositioning[B]	($294)	-	($81)
Gain on sale of equity investment[C]	-	-	66
Revenue-related recovery[D]	-	-	15
Total notable items (pre-tax)	**($294)**	**-**	**-**
Income tax impact from notable items	(79)	-	-
EPS impact	**($0.68)**	**-**	**-**

[B] Loss on sale related to a repositioning of the investment portfolio reflected in Other income in both 3Q23 and 3Q24.

[C] Gain on sale of equity investment reflected in Other fee revenue.

[D] Revenue-related recovery associated with the proceeds from a 2018 FX benchmark litigation resolution reflected in FX trading services revenue.

3

STATE STREET

4 AUC/A ($T, as of period-end) 1 Market indices7 • Up 17% YoY and 6% QoQ primarily driven by higher quarter-end market levels, net new business and client flows • Up 29% YoY and 8% QoQ reflecting higher quarter-end market levels and record quarterly net inflows in 3Q24 AUM ($B, as of period-end) 1 +8% +6% $40.0 $44.3 $46.8 3Q23 2Q24 3Q24 3Q23 2Q24 3Q24 $3,672 $4,369 $4,732 +17% +29% A Line items may not sum to total due to rounding. Refer to the Appendix included with this presentation for endnotes 1 to 27. Select industry flows8 2Q24 3Q23 Equity & Bond Indices: EOP 6% 34% Daily Avg 6 24 EOP 7 22 Daily Avg 2 13 EOP 8 23 Daily Avg 3 10 EOP 6 30 Daily Avg 4 20 EOP 7 12 Daily Avg 4 6 Volatility Indices: VIX Daily Avg 22% 14% JPM G7 FX Daily Avg 11 (2) JPM EM FX Daily Avg 16 (5) Specials Volumes: S&P Global Industry Specials Avg Volume (1)% (14)% S&P U.S. Industry Specials Avg Volume 15 (12) (% change) 3Q24 vs S&P 500 MSCI EAFE MSCI EM MSCI ACWI Bloomberg Global Agg 3Q23 2Q24 3Q24 Long Term Funds $(111) $(111) $(121) Money Market 132 62 278 ETF 110 206 288 North America Total 131 157 444 EMEA Total 38 148 266 Total flowsA ($B)

Servicing fees

Servicing fees ($M)



+3%
+2%
$1,234
$1,212
$1,228
$1,239
$1,266
YoY %
Back office services
1,138
1,128
1,136
1,146
1,167
3%
Middle office services
96
84
92
93
99
3%
3Q23
4Q23
1Q24
2Q24
3Q24

Performance indicators

	3Q23	4Q23	1Q24	2Q24	3Q24
AUC/A wins[1] ($B)	$149	$501	$474	$291	$466
AUC/A to be installed[1] ($B)	2,255	2,302	2,576	2,390	2,354
Servicing fee rev. wins[2] ($M)	91	103	67	72	84

3Q24 performance

Servicing fees of $1,266M Up 3% YoY and 2% QoQ[A]

- Up 3% YoY as higher average market levels and net new business, excluding a previously disclosed client transition, were partially offset by pricing headwinds, a previously disclosed client transition and lower client activity, including asset mix shift
- Up 2% QoQ mainly due to higher average market levels and net new business

Investment Services business momentum

- New 3Q24 servicing fee revenue wins of $84M, with the majority driven by Back office wins[2]
  - Trailing 12-month servicing fee revenue wins of $326M
- $288M of servicing fee revenue to be installed as of quarter-end, up $33M YoY and $12M QoQ[2]
- $466B in new servicing AUC/A wins, with the majority from Asset Managers[1]
  - ~$380B of new servicing AUC/A wins driven by Alpha

[A] Servicing fees were positively impacted by currency translation both YoY and QoQ by $4M and $8M, respectively.
Refer to the Appendix included with this presentation for endnotes 1 to 27.

5 STATE STREET

6 • ETF: Strong net inflows of $37B contributed to ETF franchise record AUM of $1.5T; market share gains across U.S. Low Cost, Commodities and in EMEA • Institutional: Net inflows of $9B led by multi-asset solutions, including U.S. Defined Contribution, and Index Equity • Cash: Record quarterly net inflows of $54B primarily into Money Market funds, which contributed to Institutional Money Market Funds market share gains9 Management fees ($M) 3Q24 performance Management fees of $527M up 10% YoY and 3% QoQA • Up 10% YoY and 3% QoQ primarily due to higher average market levels • Record $100B of total net inflows, driven by record Cash inflows as well as strength across the ETF and Institutional businesses • Investment Management business 3Q24 pre-tax margin of 30% Performance indicators ($B) 1 3Q23 4Q23 1Q24 2Q24 3Q24 $479 $479 $510 $511 $527 Investment Management business momentum1 AUM $3,672 $4,102 $4,299 $4,369 $4,732 Net flows (QoQ) 10 95 (14) (5) 100 A Management fees were positively impacted by currency translation QoQ by $1M. Refer to the Appendix included with this presentation for endnotes 1 to 27. +3% +10%

7 44 33 50 48 59 188 237 207 214 208 103 97 96 108 116 313 307 331 336 359 3Q23 4Q23 1Q24 2Q24 3Q24 $648 $674 $684 $706 $742 FX trading10 Securities finance Software & processing 15% 13% 11% YoY % Other fees11,12 34% • FX trading services of $359M 10 – Up 15% YoY primarily due to higher client volumes, partially offset by lower spreads associated with lower average FX volatility – Up 7% QoQ supported by higher client volumes • Securities finance of $116M – Up 13% YoY and 7% QoQ mainly due to higher client lending balances, partially offset by lower spreads primarily resulting from muted industry specials activity • Software and processing fees of $208M – Up 11% YoY primarily due to higher Front office software and data revenue associated with CRD – Down (3)% QoQ mainly driven by lower Front office software and data revenue associated with CRD • Other fee revenue of $59M 11,12 3Q24 performance (Ex-notable items, non-GAAP, $M)A Markets, Software & processing, and Other fees (Ex-notable items, non-GAAP, $M)A A These are non-GAAP presentations; refer to the Appendix for a reconciliation of ex-notable items and further explanations of non-GAAP measures. Refer to the Appendix included with this presentation for endnotes 1 to 27.

8 • 3Q24 annual recurring revenue (ARR) increased 19% YoY, driven by 20+ SaaS client implementations and conversions since 3Q23 • Reported 2 new Alpha mandates in 3Q24 and 5 mandates YTD1 85 89 94 101 106 27 33 31 29 29 52 15 18 14 3Q23 4Q23 1Q24 2Q24 8 3Q24 $130 $179 $144 $152 $146 Refer to the Appendix included with this presentation for endnotes 1 to 27. • Up 12% YoY primarily due to continued strong Software-enabled revenue growth, partially offset by lower On-premises renewals • Down (4)% QoQ primarily driven by lower On-premises renewals, partially offset by continued strong Software-enabled revenue growth ($M) 3Q23 2Q24 3Q24 Front office metrics New bookings15 $10 $3 $10 ARR16 299 345 356 Uninstalled revenue backlog17 88 99 100 Middle office metric Uninstalled revenue backlog18 83 109 114 Alpha metrics # of mandate wins1 2 1 2 Live mandates to-date 15 23 23 Professional services Software- enabled (incl. SaaS)14 On-premises14 21% YoY Growth Business momentum Front office software and data ($M) 13 Future growth driven by Front, Middle and Alpha 3Q24 performance -4% +12%

9 NII and NIM ($M) 19 Average balance sheet highlights ($B) A A Line items are rounded. B Net interest income was positively impacted by currency translation both YoY and QoQ by $2M and $7M, respectively. Refer to the Appendix included with this presentation for endnotes 1 to 27. 3Q23 4Q23 1Q24 2Q24 3Q24 Total assets $268 $279 $299 $306 $315 Cash20 66 75 95 91 90 Investment portfolio 105 103 101 105 107 HTM % (EOP) 60% 56% 52% 47% 47% Duration (EOP) 21 2.7 2.7 2.7 2.5 2.5 Loans 35 37 38 39 40 Total deposits $198 $207 $219 $221 $225 % Operational 22 75% 74% 73% 75% 75% NIM19 (FTE, %) 1.12% 1.16% 1.13% 1.13% 1.07% 3Q23 4Q23 1Q24 2Q24 3Q24 $624 $678 $716 $735 $723 • Assets increased 18% YoY and 3% QoQ primarily due to an increase in total deposits and balance sheet funding • Deposits increased 14% YoY mainly driven by growth in interest-bearing balances, partially offset by a reduction in non-interest-bearing deposits • Loan growth of 15% YoY and 3% QoQ • Up 16% YoY largely due to higher investment securities yields and loan growth, partially offset by deposit mix shift • Down (2)% QoQ primarily driven by deposit mix shift and lower market rates, partially offset by higher investment securities yields Average assets and liabilities3Q24 performance B -2% +16%

Expenses

Expenses

(Ex-notable items, non-GAAP, $M)[A]


+6%
+2%
$2,180
$2,269
$2,308
Comp. & benefits
1,082
1,099
1,134
Info. sys.
411
454
463
Tran. processing
241
250
255
Occupancy
101
106
105
Other[23]
345
360
351
3Q23
2Q24
3Q24

	3Q23	2Q24	3Q24	
GAAP Expenses	$2,180	$2,269	**$2,308**	**YoY +6%** **QoQ +2%**
Headcount	42,352	52,568	**52,566**	**YoY +24%** **QoQ flat**
Pro-forma[24]	*54,926*			*YoY -4%*

Headcount reflects the consolidation of two operations JVs in India (one in 4Q23 and one in 2Q24), which increased headcount by ~12,000. The associated headcount costs were previously reflected in the Compensation and employee benefits line.

3Q24 performance

(Ex-notable items, non-GAAP, $M)[A]

Expenses of $2,308M up 6% YoY and up 2% QoQ[A]

- **Compensation and employee benefits of $1,134M**
  - Up 5% YoY mainly due to higher performance-based incentive compensation and employee benefits, partially offset by ongoing organizational process improvements and initiatives as well as net benefits from the JV consolidations in India
  - Up 3% QoQ primarily driven by higher salaries, performance-based incentive compensation and employee benefits
- **Information systems and communications of $463M**
  - Up 13% YoY and 2% QoQ largely from higher technology and infrastructure investments
- **Transaction processing services of $255M**
  - Up 6% YoY primarily reflecting higher revenue-related costs associated with sub-custody, broker fees and market data
  - Up 2% QoQ mainly from higher revenue-related sub-custody costs
- **Occupancy of $105M**
  - Up 4% YoY primarily driven by footprint expansion related to JV consolidations in India, partially offset by footprint optimization and one-time vendor credits
- **Other of $351M[23]**
  - Up 2% YoY mainly due to higher professional services and travel costs
  - Down (3)% QoQ primarily reflecting lower professional services

[A] These are non-GAAP presentations; refer to the Appendix for a reconciliation of ex-notable items and further explanations of non-GAAP measures. Total expenses on both a GAAP and ex-notables basis were negatively impacted by currency translation of $9M and $14M on a YoY and QoQ basis, respectively.
Refer to the Appendix included with this presentation for endnotes 1 to 27.

10

STATE STREET

Capital and liquidity ratios

Ratios (%, as of period-end)[4]

CET1 (Standardized)



11.0%
11.6%
11.1%
11.2%
11.6%
10-11%
STT Target Range
1.0%
2.5%
4.5%
8.0%
G-SIB surcharge
SCB[25]
Minimum ratio
3Q23
4Q23
1Q24
2Q24
3Q24
Requirement

Tier 1 leverage



5.8%
5.5%
5.4%
5.3%
5.5%
5.25-5.75%
STT Target Range
4.0%
Minimum ratio
3Q23
4Q23
1Q24
2Q24
3Q24
Requirement

State Street Bank and Trust LCR[5]



120%
122%
130%
134%
129%
100%
3Q23
4Q23
1Q24
2Q24
3Q24
Requirement

Refer to the Appendix included with this presentation for endnotes 1 to 27.

Capital and liquidity highlights

- 3Q24 standardized CET1 ratio at quarter-end of 11.6% increased 0.4%pts QoQ primarily due to capital generated from earnings and improved AOCI, partially offset by continued capital return and higher RWA
- 3Q24 Tier 1 leverage ratio of 5.5% increased 0.2%pts QoQ mainly driven by capital generated from earnings and higher preferred equity, partially offset by higher average balance sheet levels
- Returned $674M to common shareholders, including $450M of share repurchases and $224M of declared dividends
  - ~100% total payout ratio[6]

Capital ($B unless otherwise noted, capital metrics as of period-end)

	3Q23	2Q24	3Q24
Standardized CET1			
CET1 capital	$13.0	$13.3	**$14.0**
Risk weighted assets	118	119	**121**
Tier 1 leverage			
Tier 1 capital	15.0	15.8	**16.8**
Leverage exposure[26]	259	297	**306**
OCI impact of investment portfolio on regulatory capital[27]	0.3	0.0	**0.4**

11

STATE STREET

12

13 3Q24 line of business performance 14 Reconciliation of notable items 15 Reconciliation of constant currency impacts 16 Endnotes & other information 17 Forward-looking statements 19 Non-GAAP measures 20 Definitions 21

14 1,945 State StreetAInvestment Servicing Total revenueB 620 716 1,839 1,945 3Q23 3Q24 $2,459M $2,662M Pre-tax income Fee revenue NII Pre-tax margin 26.9% 28.0% +1.1%pts YoY % ∆ +6% +16% +8% +13% Investment Management Total revenueC 3Q23 3Q24 $526M $597M Pre-tax income Pre-tax margin 27.9% 30.2% +2.3%pts 3Q23 3Q24 $147M $180M YoY % ∆ +14% +22% Total revenue ex-notable itemsB,D 624 723 2,361 2,535 3Q23 3Q24 $2,985M $3,259M Pre-tax income ex-notable itemsD Fee revenue NII Pre-tax margin 27.0% 28.4% +1.4%pts YoY % ∆ +7% +16% +9% +15% A State Street includes line of business results from Investment Servicing, Investment Management, and Other. Refer to the Addendum for further line of business information. B Total revenue also includes Other income of $1M in 3Q24. C 3Q23 and 3Q24 Total revenue includes $4M and $7M in NII, respectively. D These are non-GAAP presentations; refer to the Appendix for a reconciliation of ex-notable items and further explanations of non-GAAP measures. 3Q23 3Q24 $661M $745M 3Q23 3Q24 $805M $925M

Reconciliation of notable items

Quarterly reconciliation

(Dollars in millions, unless noted otherwise)	1Q23	2Q23	3Q23	4Q23	1Q24	2Q24	3Q24	% Change 3Q24 vs. 3Q23	% Change 3Q24 vs. 2Q24	Year-to-Date 2023	Year-to-Date 2024	% Change YTD 2024 vs. YTD 2023
Total fee revenue, GAAP-basis	$ 2,335	$ 2,419	$ 2,361	$ 2,365	$ 2,422	$ 2,456	$ 2,616	10.8%	6.5%	$ 7,115	$ 7,494	5.3%
Less: Notable items:												
Foreign exchange trading services							(15)				(15)	
Other fee revenue							(66)				(66)	
Total fee revenue, excluding notable items	**2,335**	**2,419**	**2,361**	**2,365**	**2,422**	**2,456**	**2,535**	7.4%	3.2%	**7,115**	**7,413**	4.2%
Total revenue, GAAP-basis	3,101	3,110	2,691	3,043	3,138	3,191	3,259	21.1%	2.1%	8,902	9,588	7.7%
Less: Notable items:												
Foreign exchange trading services							(15)				(15)	
Other fee revenue							(66)				(66)	
(Gains) losses related to investment securities, net			294				81			294	81	
Total revenue, excluding notable items	**3,101**	**3,110**	**2,985**	**3,043**	**3,138**	**3,191**	**3,259**	9.2%	2.1%	**9,196**	**9,588**	4.3%
Total expenses, GAAP basis	2,369	2,212	2,180	2,822	2,513	2,269	2,308	5.9%	1.7%	6,761	7,090	4.9%
Less: Notable items:												
Acquisition and restructuring costs				15								
Repositioning charges				(203)								
FDIC special assessment				(387)	(130)						(130)	
Impairments and other				(45)								
Total expenses, excluding notable items	**2,369**	**2,212**	**2,180**	**2,202**	**2,383**	**2,269**	**2,308**	5.9%	1.7%	**6,761**	**6,960**	2.9%
Seasonal expenses	(181)				(162)					(181)	(162)	
Total expenses, excluding notable items and seasonal expense items	**$ 2,188**	**$ 2,212**	**$ 2,180**	**$ 2,202**	**$ 2,221**	**$ 2,269**	**$ 2,308**	5.9%	1.7%	**$ 6,580**	**$ 6,798**	3.3%
Fee operating leverage, GAAP-basis (%pts)[A]								4.9% pts	4.8% pts			0.4% pts
Fee operating leverage, excluding notable items (%pts)[B]								1.5% pts	1.5% pts			1.3% pts
Operating leverage, GAAP-basis (%pts)[C]								15.2% pts	0.4% pts			2.8% pts
Operating leverage, excluding notable items (%pts)[D]								3.3% pts	0.4% pts			1.4% pts
Pre-tax margin, GAAP-basis (%)	22.2%	29.5%	19.0%	6.6%	19.1%	28.6%	28.4%	9.4% pts	-0.2% pts	23.8%	25.4%	1.6% pts
Notable items as reconciled above (%)			8.0%	20.4%	4.1%					2.4%	1.4%	
Pre-tax margin, excluding notable items (%)	**22.2%**	**29.5%**	**27.0%**	**27.0%**	**23.2%**	**28.6%**	**28.4%**	1.4% pts	-0.2% pts	**26.2%**	**26.8%**	0.6% pts
Net income available to common shareholders, GAAP-basis	$ 525	$ 726	$ 398	$ 172	$ 418	$ 655	$ 682	71.4%	4.1%	$ 1,649	$ 1,755	6.4%
Notable items as reconciled above: pre-tax			294	620	130					294	130	
Tax impact on notable items as reconciled above			(79)	(156)	(31)					(79)	(31)	
Net income available to common shareholders, excluding notable items	**$ 525**	**$ 726**	**$ 613**	**$ 636**	**$ 517**	**$ 655**	**$ 682**	11.3%	4.1%	**$ 1,864**	**$ 1,854**	(0.5)%
Diluted EPS, GAAP-basis	$ 1.52	$ 2.17	$ 1.25	$ 0.55	$ 1.37	$ 2.15	$ 2.26	80.8%	5.1%	$ 4.97	$ 5.77	16.1%
Notable items as reconciled above			0.68	1.49	0.32					0.64	0.32	
Diluted EPS, excluding notable items	**$ 1.52**	**$ 2.17**	**$ 1.93**	**$ 2.04**	**$ 1.69**	**$ 2.15**	**$ 2.26**	17.1%	5.1%	**$ 5.61**	**$ 6.09**	8.6%

[A] Calculated as the period-over-period change in total fee revenue less the period-over-period change in total expenses. [B] Calculated as the period-over-period change in total fee revenue, excluding notable items less the period-over-period change in total expenses, excluding notable items. [C] Calculated as the period-over-period change in total revenue less the period-over-period change in total expenses. [D] Calculated as the period-over-period change in total revenue, excluding notable items less the period-over-period change in total expenses, excluding notable items.

15 STATE STREET

16A Other includes Other expenses and Amortization of intangible assets. Reconciliation of Constant Currency FX Impacts (Dollars in millions) 3Q23 2Q24 3Q24 3Q24 vs. 3Q23 3Q24 vs. 2Q24 3Q24 vs. 3Q23 3Q24 vs. 2Q24 3Q24 vs. 3Q23 3Q24 vs. 2Q24 Non-GAAP basis Total revenue, excluding notable items $ 2,985 $ 3,191 $ 3,259 $ 6 $ 17 $ 3,253 $ 3,242 9.0% 1.6% Compensation and employee benefits, excluding notable items $ 1,082 $ 1,099 $ 1,134 $ 7 $ 9 $ 1,127 $ 1,125 4.2% 2.4% Information systems and communications, excluding notable items 411 454 463 - 1 463 462 12.7% 1.8% Transaction processing services, excluding notable items 241 250 255 - 1 255 254 5.8% 1.6% Occupancy, excluding notable items 101 106 105 - 1 105 104 4.0% (1.9)% Other expenses, excluding notable items 345 360 351 2 2 349 349 1.2% (3.1)% Total expenses, excluding notable items $ 2,180 $ 2,269 $ 2,308 $ 9 $ 14 $ 2,299 $ 2,294 5.5% 1.1% Reported Currency Translation Impact Excluding Currency Impact % Change Constant Currency

17 This presentation (and the conference call accompanying it) includes certain highlights of, and also material supplemental to, State Street Corporation’s news release announcing its third quarter 2024 financial results. That news release contains a more detailed discussion of many of the matters described in this presentation and is accompanied by an Addendum with detailed financial tables. This presentation (and the conference call accompanying it) is designed to be reviewed together with that news release and that Addendum, which are available on State Street’s website, at http://investors.statestreet.com, and are incorporated herein by reference. No other information on our website is incorporated herein by reference. 1. New asset servicing mandates, including announced Alpha front-to-back investment servicing clients, may be subject to completion of definitive agreements, consents or assignments, approval of applicable boards and shareholders and customary regulatory approvals, the failure to complete any of which will prevent the relevant mandate from being installed and serviced. New asset servicing mandates and servicing assets remaining to be installed in future periods exclude new business which has been contracted, but for which the client has not yet provided permission to publicly disclose and is not yet installed. These excluded assets, which from time to time may be significant, will be included in new asset servicing mandates and reflected in servicing assets remaining to be installed in the period in which the client provides its permission. Servicing mandates, servicing assets remaining to be installed in future periods and servicing fee revenues remaining to be installed in future periods are presented on a gross basis based on factors present on or about the time we determine the business to be won by us and are not updated based on subsequent developments, including changes in assets, market valuations, scope and, potentially termination. Such assets therefore also do not include the impact of clients who have notified us during the period of their intent to terminate or reduce their relationship with State Street, which from time to time may be significant. New business in assets to be serviced is reflected in our AUC/A after we begin servicing the assets, and new business in assets to be managed is reflected in our AUM after we begin managing the assets. As such, only a portion of any new asset servicing and asset management mandates may be reflected in our AUC/A and AUM as of any particular date specified. Consistent with past practice, AUC/A values for certain asset classes are based on a lag, typically one-month. Generally, our servicing fee revenues are affected by several factors, and we provide varied services from our full suite of offerings to different clients. The basis for fees will also differ across regions and clients and can reflect pricing pressures traditionally experienced in our industry. Consequently, no assumption should be drawn as to future revenue run rate from announced servicing wins or new servicing business yet to be installed, as the amount of revenue associated with AUC/A can vary materially. Management fees also are generally affected by various factors, including investment product type and strategy and relationship pricing for clients, and are more sensitive to market valuations than are servicing fees. Therefore, no assumption should be drawn from management fees associated with changes in AUM levels. Levels of AUC/A, AUC/A to be installed, Servicing fee wins to be installed and AUM are always presented as of the end of the relevant period, unless otherwise specifically noted. AUM for passive alternative investments has been revised from prior presentations. 2. Servicing fee revenue wins/backlog represents estimates of future annual revenue associated with new servicing engagements State Street determines to be won during the current reporting period, which may include anticipated servicing-related revenues associated with acquisitions or structured transactions, based upon factors assessed at the time the engagement is determined by State Street to be won, including asset volumes, number of transactions, accounts and holdings, terms and expected strategy. These and other relevant factors influencing projected servicing fees upon asset implementation/onboarding will change from time to time prior to, upon and following asset implementation/onboarding, among other reasons, due to varying market levels and factors and client and investor activity and preferences. Servicing fee/backlog estimates are not updated to reflect those changes, regardless of the magnitude or direction of, or reason for, any change. Servicing fee revenue wins in any period are highly variable and include estimated fees attributable to both (1) services to be provided for new estimated AUC/A reflected in new asset servicing wins for the period (with AUC/A to be onboarded in the future) and (2) additional services to be provided for AUC/A already included in our end-of period AUC/A (i.e., for which other services are currently provided); and the magnitude of one source of servicing fee revenue wins relative to the other (i.e., (1) relative to (2)) will vary from period to period. Therefore, for these and other reasons, comparisons of estimated servicing fee revenue wins to estimated new asset servicing AUC/A wins for any period will not produce reliable fee per AUC/A estimates. No servicing fees are recognized until the point in the future when we begin performing the associated services with respect to the relevant AUC/A. See also endnote 1 above in reference to considerations applicable to pending servicing engagements, which similarly apply to engagements for which reported servicing fee revenue wins/backlog are attributable. 3. State Street was recognized in Euromoney Magazine’s 2024 FX Awards across four categories: Best FX Bank for Client Service, Best FX Bank for Research, Best FX Trading Technology Solution and Best Technology Provider for FX Data Management. 4. Unless otherwise noted, all capital ratios referenced on this slide and elsewhere in this presentation refer to State Street Corporation, or State Street, and not State Street Bank and Trust Company. All capital ratios are as of quarter end. The lower of capital ratios calculated under the Basel III advanced approaches and under the Basel III standardized approach are applied in the assessment of our capital adequacy for regulatory purposes. Standardized approach ratios were binding for 3Q23 to 3Q24. Refer to the Addendum for descriptions of these ratios. September 30, 2024 capital ratios are presented as of quarter-end and are preliminary estimates. 5. State Street Corporation LCR in 3Q24 increased 1%pt QoQ to ~107%; State Street Bank and Trust's (SSBT) LCR is significantly higher than State Street Corporation's (SSC) LCR, primarily due to application of the transferability restriction in the U.S. LCR Final Rule to the calculation of SSC’s LCR. This restriction limits the amount of HQLA held at SSC’s principal banking subsidiary, SSBT, and available for the calculation of SSC’s LCR to the amount of net cash outflows of SSBT. This transferability restriction does not apply in the calculation of SSBT’s LCR, and therefore SSBT’s LCR reflects the full benefit of all of its HQLA holdings. Leverage exposure is equal to average consolidated assets less applicable Tier 1 leverage capital reductions under regulatory standards. 6. Capital returned represents the common stock dividends declared during 3Q24 and common share repurchases made in 3Q24.Total payout represents capital returned divided by net income available to common shareholders over the period of 3Q24. The total payout ratio was 99% in 3Q24.

18 7. The index names listed are service marks of their respective owners. S&P Global Specials and S&P U.S. Specials Volumes sourced from S&P Global Market Intelligence. 8. Data presented for indicative purposes. Morningstar data includes long-term mutual funds, ETFs and Money Market funds. Mutual fund data represents estimates of net new cash flow, which is new sales minus redemptions combined with net exchanges, while ETF data represents net issuance, which is gross issuance less gross redemptions. Data for Fund of Funds, Feeder funds and Obsolete funds were excluded from the series to prevent double counting. Data is from the Morningstar Direct Asset Flows database. The long-term fund flows reported by Morningstar in North America are composed of U.S. domiciled Market flows mainly in Equities, Allocation and Fixed Income asset classes. 3Q24 data for North America (U.S. domiciled) includes Morningstar actuals for July and August 2024 and Morningstar estimates for September 2024. 3Q24 data for EMEA is on a rolling three month basis for June 2024 through August 2024. 9. Quartile performance data provided by iMoneyNet. Market share based on Global Institutional Money Market Funds and sourced from Money Fund Analyzer, a service provided by iMoneyNet as of the end of September 2024. 10. GAAP-basis FX trading services in 3Q24 of $374M included a notable item related to a revenue-related recovery of $15M. Excluding the notable item, 3Q24 FX trading services of $359M was up 15% compared to 3Q23 FX trading services of $313M and up 7% compared to 2Q24 FX trading services of $336M. 11. Other fee revenue primarily consists of income from equity method investments, certain tax-advantaged investments and market-related adjustments. 12. GAAP-basis Other fee revenue in 3Q24 of $125M included a notable item related to a gain on sale of equity investment of $66M. Excluding the notable item, 3Q24 Other fee revenue of $59M was up 34% compared to 3Q23 Other fee revenue of $44M and up 23% compared to 2Q24 Other fee revenue of $48M. 13. Front office software and data revenue primarily includes revenue from CRD, Alpha Data Platform and Alpha Data Services. Includes Other revenue of $4M in 3Q23, $5M in 4Q23, $4M in 1Q24 and 2Q24, and $3M in 3Q24. Revenue line items may not sum to total due to rounding. 14. On-premises revenue is revenue derived from locally installed software. Software-enabled revenue includes SaaS, maintenance and support revenue, FIX, brokerage, and value-add services. The revenue recognition pattern for On-premises installations differs from software-enabled revenue. 15. Front office bookings represent signed ARR contract values for CRD, CRD for Private Markets, Alpha Data Platform, and Alpha Data Services excluding bookings with affiliates, including SSGA. Front office revenue derived from affiliate agreements is eliminated in consolidation for financial reporting purposes. 16. Front office software and data annual recurring revenue (ARR), an operating metric, is calculated by annualizing current quarter revenue for CRD and CRD for Private Markets and includes the annualized amount of most software-enabled revenue, including revenue generated from SaaS, maintenance and support revenue, FIX, and value-added services, which are all expected to be recognized ratably over the term of client contracts. Front office software and data ARR does not include software-enabled brokerage revenue, revenue from affiliates and licensing fees (excluding the portion allocated to maintenance and support) from On-premises software. 17. Represents expected ARR from signed client contracts that are scheduled to be largely installed over the next 24 months for CRD, CRD for Private Markets and Alpha Data Services. It includes SaaS revenue, as well as maintenance and support revenue, and excludes the one-time impact of On-premises license revenue, revenue generated from FIX, brokerage, value-add services, and professional services as well as revenue from affiliates. 18. Represents expected annual revenue from signed client contracts that are scheduled to be largely installed over the next 24 months. This amount of expected revenue is estimated based on factors present on or about the time the contract was signed (and is not updated based on subsequent developments, including changes in assets, market valuations and scope). It does not include professional services revenue or revenue from affiliates. 19. NII is presented on a GAAP-basis. NIM is presented on a fully taxable-equivalent (FTE) basis, and is calculated by dividing FTE NII by average total interest-earning assets. Refer to the Addendum for reconciliations of NII FTE-basis to NII GAAP-basis on the Average Statement of Condition. 20. Includes Cash and due from banks and Interest-bearing deposits with banks. 21. Duration as of period end and based on the total investment portfolio. 22. Calculated as Operational deposits divided by Total deposits, in the respective periods. 23. Other, excluding notable items, includes Other expenses and Amortization of intangible assets. 24. Pro-forma headcount reflects estimated total headcount for 3Q23 as if the headcount of the India JVs that were consolidated in 4Q23 and 2Q24 had been included in the prior period and is based on headcount in each JV at the end of the period. 25. The SCB of 2.5% effective on October 1, 2024 is calculated based upon the results of the CCAR 2024 exam. 26. Leverage exposure is equal to average consolidated assets less applicable Tier 1 leverage capital reductions under regulatory standards. 27. OCI impact of investment portfolio on regulatory capital is a sub-component within GAAP AOCI.

19 This Presentation contains forward-looking statements within the meaning of United States securities laws, including statements about our goals and expectations regarding our strategy, growth and sales prospects, capital management, business, financial and capital condition, results of operations, the financial and market outlook and the business environment. Forward-looking statements are often, but not always, identified by such forward- looking terminology as “outlook,” “priority,” “will,” “expect,” “intend,” “aim,” “outcome,” “future,” “strategy,” “pipeline,” “trajectory,” “target," “guidance,” “objective,” “plan,” “forecast,” “believe,” “anticipate,” “estimate,” “seek,” “may,” “trend,” and “goal,” or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any time subsequent to the time this Presentation is first issued. We are subject to intense competition, which could negatively affect our profitability; We are subject to significant pricing pressure and variability in our financial results and our AUC/A and AUM; We could be adversely affected by political, geopolitical, economic and market conditions, including, for example, as a result of liquidity or capital deficiencies (actual or perceived) by other financial institutions and related market and government actions, the ongoing wars in Ukraine and in the Middle East, major political elections globally, actions taken by central banks to address inflationary and growth pressures, monetary policy tightening, periods of significant volatility in valuations and liquidity or other disruptions in the markets for equity, fixed income and other assets classes globally or within specific markets; Our development and completion of new products and services, including State Street Alpha® and those related to digital assets and artificial intelligence, may impose costs on us, involve dependencies on third parties and may expose us to increased operational, model and other risks; Our business may be negatively affected by our failure to update and maintain our technology infrastructure, or otherwise meet the increasing resiliency expectations of our clients and regulators, or as a result of a cyber-attack or similar vulnerability in our or business partners' infrastructure; Our risk management framework, models and processes may not be effective in identifying or mitigating risk and reducing the potential for related losses, and a failure or circumvention of our controls and procedures, or errors or delays in our operational and transaction processing, or those of third parties, could have an adverse effect on our business, financial condition, operating results and reputation; Acquisitions, strategic alliances, joint ventures and divestitures, and the integration, retention and development of the benefits of these transactions, including the consolidation of our operations joint ventures in India, pose risks for our business; Competition for qualified members of our workforce is intense, and we may not be able to attract and retain the highly skilled people we need to support our business; We have significant global operations and clients that can be adversely impacted by disruptions in key global economies, including local, regional and geopolitical developments affecting those economies; Our investment securities portfolio, consolidated financial condition and consolidated results of operations could be adversely affected by changes in the financial markets, governmental action or monetary policy. For example, among other risks, increases in prevailing interest rates or market conditions have led, and were they to occur in the future could further lead, to reduced levels of client deposits and resulting decreases in our NII or to portfolio management decisions resulting in reductions in our capital or liquidity ratios; Our business activities expose us to interest rate risk; We assume significant credit risk of counterparties, who may also have substantial financial dependencies on other financial institutions, and these credit exposures and concentrations could expose us to financial loss; Our fee revenue represents a significant portion of our revenue and is subject to decline based on, among other factors, market and currency declines, investment activities and preferences of our clients and their business mix; If we are unable to effectively manage our capital and liquidity, our financial condition, capital ratios, results of operations and business prospects could be adversely affected; We may need to raise additional capital or debt in the future, which may not be available to us or may only be available on unfavorable terms; If we experience a downgrade in our credit ratings, or an actual or perceived reduction in our financial strength, our borrowing and capital costs, liquidity and reputation could be adversely affected; Our business and capital-related activities, including common share repurchases, may be adversely affected by regulatory requirements and considerations, including capital, credit and liquidity; We face extensive and changing government regulation and supervision in the jurisdictions in which we operate, which may increase our costs and compliance risks and may affect our business activities and strategies; Our businesses may be adversely affected by government enforcement and litigation; Our businesses may be adversely affected by increased and conflicting political and regulatory scrutiny of asset management stewardship and corporate sustainability or Environmental, Social and Governance (ESG) practices; Any misappropriation of the confidential information we possess could have an adverse impact on our business and could subject us to regulatory actions, litigation and other adverse effects; Our calculations of risk exposures, total RWA and capital ratios depend on data inputs, formulae, models, correlations and assumptions that are subject to change, which could materially impact our risk exposures, our total RWA and our capital ratios from period to period; Changes in accounting standards may adversely affect our consolidated results of operations and financial condition; Changes in tax laws, rules or regulations, challenges to our tax positions and changes in the composition of our pre-tax earnings may increase our effective tax rate; We could face liabilities for withholding and other non-income taxes, including in connection with our services to clients, as a result of tax authority examinations; Our businesses may be negatively affected by adverse publicity or other reputational harm; Shifting and maintaining operational activities to non-U.S. jurisdictions, changing our operating model, including by consolidating our operations joint ventures in India, and outsourcing to, or insourcing from, third parties expose us to increased operational risk, geopolitical risk and reputational harm and may not result in expected cost savings or operational improvements; Attacks or unauthorized access to our or our business partners' or clients' information technology systems or facilities, such as cyber-attacks or other disruptions to our or their operations, could result in significant costs, reputational damage and impacts on our business activities; Long-term contracts and customizing service delivery for clients expose us to increased operational risk, pricing and performance risk; We may not be able to protect our intellectual property or may infringe upon the rights of third parties; The quantitative models we use to manage our business may contain errors that could adversely impact our business, financial condition, operating results and regulatory compliance; Our reputation and business prospects may be damaged if investors in the collective investment pools we sponsor or manage incur substantial losses in these investment pools or are restricted in redeeming their interests in these investment pools; The impacts of climate change, and regulatory responses, and disclosure requirements related to such risks, could adversely affect us; and We may incur losses or face negative impacts on our business as a result of unforeseen events, including terrorist attacks, natural disasters, climate change, pandemics, global conflicts, an abrupt banking crisis and other geopolitical events, which may have a negative impact on our business and operations. Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2023 Annual Report on Form 10-K and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this Presentation should not by relied on as representing our expectations or beliefs as of any time subsequent to the time this Presentation is first issued, and we do not undertake efforts to revise those forward-looking statements to reflect events after that time.

20 In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, or GAAP, management also presents certain financial information on a basis that excludes or adjusts one or more items from GAAP. This latter basis is a non-GAAP presentation. In general, our non-GAAP financial results adjust selected GAAP-basis financial results to exclude the impact of revenue and expenses outside of State Street’s normal course of business or other notable items, such as acquisition and restructuring charges, repositioning charges, gains/losses on sales, as well as, for selected comparisons, seasonal items. For example, we sometimes present expenses on a basis we may refer to as “expenses ex-notable items", which exclude notable items and, to provide additional perspective on both prior year quarter and sequential quarter comparisons, may also exclude seasonal items. Management believes that this presentation of financial information facilitates an investor's further understanding and analysis of State Street's financial performance and trends with respect to State Street’s business operations from period-to-period, including providing additional insight into our underlying margin and profitability. In addition, Management may also provide additional non-GAAP measures. For example, we may present revenue and expense measures on a constant currency basis to identify the significance of changes in foreign currency exchange rates (which often are variable) in period-to-period comparisons. This presentation represents the effects of applying prior period weighted average foreign currency exchange rates to current period results. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP. Refer to the Addendum for reconciliations of our non-GAAP financial information. To access the Addendum go to http://investors.statestreet.com and click on “Filings & Reports – Quarterly Results”.

21 ACWI All Country World Index AOCI Accumulated other comprehensive income ARR Annual recurring revenue AUC/A Assets under custody and/or administration AUM Assets under management Bloomberg Global Aggregate Bloomberg Global Aggregate represents Bloomberg Global Aggregate Bond Index CCAR Comprehensive Capital Analysis and Review CET1 ratio Common equity tier 1 ratio CRD Charles River Development EAFE Europe, Australia, and Far East EM Emerging markets EMEA Europe, Middle East and Africa EOP End of period EPS Earnings per share ETF Exchange-traded fund FDIC Federal Deposit Insurance Corporation FIX The Charles River Network's FIX Network Service (CRN) is an end-to-end trade execution and support service facilitating electronic trading between Charles River's asset management and broker clients Front office uninstalled revenue backlog Represents the annualized recurring revenue from signed client contracts that are scheduled to be fully installed over the next 24 months for CRD, Charles River for Private Markets and Alpha Data Services. It includes SaaS revenue as well as maintenance and support revenue and excludes the one-time impact of on-premises license revenue, revenue generated from FIX, brokerage, value-add services, and professional services as well as revenue from affiliates FTE Fully taxable-equivalent FX Foreign exchange GAAP Generally accepted accounting principles in the United States G-SIB Global systemically important bank HQLA High Quality Liquid Assets HTM Held-to-maturity JPM G7 JP Morgan G7 Volatility Index JPM EM JP Morgan Emerging Market Bond Index JV Joint venture LCR Liquidity Coverage Ratio Middle office uninstalled revenue backlog Represents the annualized recurring revenue from signed client contracts that are scheduled to be fully installed over the next 24 months. It does not include professional services revenue or revenue from affiliates MSCI Morgan Stanley Capital International Net interest income (NII) Income earned on interest bearing assets less interest paid on interest bearing liabilities Net interest margin (NIM) (FTE) Fully taxable-equivalent (FTE) Net interest income divided by average total interest-earning assets nm Not meaningful NYSE New York Stock Exchange OCI Other comprehensive income On-premises On-premises revenue as recognized in Front office software and data Pre-tax margin Income before income tax expense divided by total revenue Operational deposits Client cash deposits that are required for or related to the underlying transaction activity of their accounts, and accordingly, are historically more stable than other transient cash deposits %Pts Percentage points is the difference from one percentage value subtracted from another Quarter-over-Quarter (QoQ) Sequential quarter comparison Return on equity (ROE) Net income available to common shareholders less dividends on preferred stock divided by average common equity Return on tangible common equity (ROTCE) Net income available to common shareholders excluding notable items divided by average tangible common equity RWA Risk weighted assets SaaS Software as a service SCB Stress capital buffer Seasonal expenses Seasonal deferred incentive compensation expenses for retirement-eligible employees and payroll taxes SEC Securities Exchange Commission SSGA State Street Global Advisors VIX Chicago Board Options Exchange's CBOE Volatility Index Year-over-Year (YoY) Current period compared to the same period a year ago YTD Year-to-date